Exhibit 99.2

Arming NK ce l l s to ov e rride immunos u ppre s sio n i n the TME Professor Mark Lowdell CSO INmune Bio Inc.

This presentation contains “forward - looking statements” Forward - looking statements reflect our current view about future events. When used in this presentation, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward - looking statements. Such statements, include, but are not limited to, statements contained in this presentation relating to our business strategy, our future operating results and liquidity and capital resources outlook. Forward - looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward – looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward - looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward - looking statements. Important factors that could cause actual results to differ materially from those in the forward - looking statements include, without limitation, our ability to raise capital to fund continuing operations; our ability to protect our intellectual property rights; the impact of any infringement actions or other litigation brought against us; competition from other providers and products; our ability to develop and commercialize products and services; changes in government regulation; our ability to complete capital raising transactions; and other factors (including the risks contained in the section of this prospectus entitled “Risk Factors”) relating to our industry, our operations and results of operations. Actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements . INB 03 and XPro 1595 are still in clinical trials and have not been approved and there cannot be any assurance that they will be approved or that any specific results will be achieved . Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results . INmune Bio Forward Looking Statement

Raji Lysis Raji Lysis

ONCOIMMUNOLOGY
2017, VOL. 6, NO. 6, e1317411 (13 pages)
https://doi.org/10.1080/2162402X.2017.1317411

Taylor & Francis
Taylor & Francis Group

INmuneBio
INNATE IMMUNITY

ORIGINAL RESEARCH

Check for updates

Tumor-priming converts NK cells to memory-like NK cells

Marina Pal[a], Lisa Schwab[a], Anastasiya Yermakova[b], Emily M. Mace[b], Rainer Claus[c], Ann-Christin Krahl[a], Jeanette Woiterski[a], Udo F. Hartwig[d], Jordan S. Orange[b], Rupert Handgretinger[a], and Maya C. André[a,e]


B
Control NK cells
TIML-NK cells
CIML-NK cells
***
**
***
***
100
80
60
40
20
0
% specific lysis
NALM-16-primed
vs NALM-16
P3B-primed
vs P3B
P31G-primed
vs P31G


A
Day -1
Day 0
IL2/15
Day 2
IL2/15
Day 5
IL2/15
Day 7
NK cells
+INB16/NALM16
+IL2/15
TIML
B
Ctrl Day 1
Ctrl Day 7
TIML-NK cells/ NB16
Day 7
TIML-NK cells/NALM16
Day 7
Cell Count
CellTrace™ Violet Fluorescence
C
NK cell expansion
(fold change)
6
4
2
0
Ctrl
TIML-NK cells/INB16
TIML-NK cells/NALM16
D
% specific lysis of K562
100
80
60
40
20
0
Ctrl
TIML-NK cells/NB16
TIML-NK cells/NALM16
E
% specific lysis of RAJI
100
80
60
40
20
0
Ctrl
TIML-NK cells/NB16
TIML-NK cells/NALM16

20.3% CD69+ 11.8% CD69+

MoA of tumor-priming = serial activation of rNK



A
Number of contacts (absolute count)
140
120
100
80
60
40
20
0
NK:NK
NK:TIML-NK/INB16
B
% NK:NK cell conjugates
60
50
40
30
20
10
0
0'
15'
30'
45'
60'
Time (minutes)
C
% NK cell expression
60
40
20
0
CD16
rNK: rNK
rNK:TIML-NK/INB16

NK-Tumor TROGOCYTOSIS



TpNK
INB16



D
rNK: rNK
rNK: TIML-NK/INB16



rNK
rNK + IL15 [1ng/mL]
rNK + TpNK (1:10) + IL15 [1ng/mL]
% rNK receptor expression
60
40
20
0

60 40 20 0 80 100 % ex p r e s s i o n Activation markers r N K NK+INB16 NK+NA L M 1 6 8 0 6 0 4 0 2 0 0 100 % expression Ch em oki n e receptors M atu r at i o n markers Inhibitory markers Immune checkpoints Effect of whole tumour priming on phenotype

1 6 2 4 4 8 - 1 0 0 0 1 0 0 2 0 0 3 0 0 OCP - Ascites derived NK cells Effect of NK priming on hypoxia - induced impairment of NK lysis % c h a n g e f r o m no rm o x i a IL15 treated INKmune treated Tumor - priming of TINK enhances killing of NK - resistant SKOV - 3 6 16 24 48 0 10 20 30 40 50 60 80 70 90 1 0 0 OVCAR3 h+n OCP Time (h) Specific Cytolysis (%) OCP - Ascites rNK OC P - Asc i t e s+ T p N K OCP - Ascites rNK HYP OCP - Ascites+TpNK HYP 0 5 0 1 0 0 % of specific lysis TpNK lyse multiple solid tumor cell lines rNK T p N K

Effects of inhibitory cells in the TME

Myeloid-derived suppressor cells



CD107a of total NK
p=0.0001
60
40
20
0
+Mono
+MDSC
IFNγ of total NK
p=0.0003
50
40
30
20
10
0
+Mono
+MDSC

Sarhan et al.
Cancer Res. 2016



K562 lysis 5:1:1
% CD107a+
40
30
20
10
0
NIL
Allo 1
Allo 2
Auto



K562 lysis 5:1:1
% of specific lysis
100
80
60
40
20
0
1% O2
rNK
rNK:CD33 (IL-6) Allo 1
rNK:CD33 (VEGF) Allo 1
rNK:CD33 (IL-6) Allo 2
rNK:CD33 (VEGF) Allo 2
rNK:CD33 (IL-6) Auto
rNK:CD33 (VEGF) Auto
rNK - 1% O2
rNK:CD33 (IL-6) Auto - 1% O2
rNK:CD33 (VEGF) Auto - 1% O2



Treg Suppression of NK-mediated lysis
Specifci cytolysis
100
80
60
40
20
0
NK+RAJI
NK+Treg + RAJI
NK + IL2 100 IU + RAJI
NK + Treg + IL2 100 IU + RAJI
TpNK+RAJI
TpNK + Treg + RAJI

, IL1A, IL1 B , IL3 R A , B , M AFF , M IF, M YC, M B 9 , PS M E2, RG S1 4 , CC L8 , CC L2 0 , CC L F 1 , CSF2, CXC L 1 , CX A M 1, ID O 1, IF NG , IL NF S F 4 , T NF S F 10 0 , CC L 1 , CC L3 , C T N F R SF 9 , T N FS F 1 0 , T R AF D 1 , downre L G A LS 3 , MR C 1 , TY RO B P (92) TLR 4 Upregulated ATF 3 , CCL 3 , CCL 4 , CD 70 , CD 80 , CD 274 , CSF 2 , CXCL 10 , DUSP 2 , FAS, ICAM 1 , Upregulated ATF 3 , CCL 1 , CCL 3 , CCL 4 IFNG, IL 1 A, IL 1 B, IL 23 A, IRF 8 , MIF, MYC, NFKB 1 , NFKBIA, NFKBIZ, RIPK 2 , SOCS 1 , SOCS 3 , CXCL 3 , CXCL 8 , FAS, ICAM 1 , IFNG, IL 1 T N F, T N FAIP 3 , T N FS F 1 0 , T R AF 1 (28) M Y D 88 , N FK B 1 , N FK B IA, N FK B I Z , R IPK C X C R 2 (38) 1 209 J Exp Med. 1998 Dec 7;188(11):2067 - 74. Stat5b is essential for natural killer cell - mediated proliferation and cytolytic activity. Imada K 1 , Bloom ET , Nakajima H , Horvath - Arcidiacono JA , Udy GB , Davey HW , Leonard WJ . Immunology. 1996 Jun;88(2):289 - 93. CD27/CD70 interaction directly induces natural killer cell killing activity. Yang FC 1 , Agematsu K , Nakazawa T , Mori T , Ito S , Kobata T , Morimoto C , Komiyama A . U p str e a m regulator Genes affected in TpNK Genes affected in LAK TNF Upregulated BCL6 , BIRC5 , CD69, CD70 , CD80, CD83, CD274, CDKN1A, CLIC4, CREM, CXCL9, CXCL10 , CXCL11, DUSP2, DUSP6, EGR2, EGR3 , ERCC1, FAS, FGFR1 , FOSL1, FSCN1, GADD45B, GCH1, HIF1A, HIVEP1, HPRT1, ICAM1, ICOSLG, IDO1, IFNG, IL1A, IL1B, IL4R, IL23A, I R F8 , LI F, M AP2K3 , M A R CKS L 1 , M IF, M SH2 , M YC, N A M PT, N FATC1 , N FK B 1, NFKBIA, NFKBIZ, NR4A2 , PSMB8, PSME2, RGS1, RIPK2, SERPINB9, SERPINE1 , SOCS1, S O CS3, SQS T M 1, S T A T5 A , TAP1 , TAP B P , T N F, T N FAIP 3 , T N FA I I P N 8 , T B N F R 1 S F 6 9 , T N FSF 9 , TNFSF10, TRAF1, TRAF2, VEGFA , downregulated CCR1 , LGALS3, THBD (82) Upregulated CASP7 , CASP10, CCL1 , CCL3, CCL4, CCL20 , CCL22 , CCR7, CD38 , CD40 , CD40LG , C D 69, C D 80, C D 83, C D 274, C D KN1A, CE B P B , C LI C4, C R E M , CSF 1 , CSF2, CXC L 1 , CXC L 2 , CXC L 3 , CXCL5 , CXCL8 , CXCL9, CXCL11, CYTIP , DPP4 , ERCC1, FAS, FOSL1, FSCN1, GADD45B, GCH1, HIF1A, ISG15 , ITGB7 , LAMP3 , LDLR , LIF, LT CXCR4 MYD88 , NAMPT, NFKB1, NFKBIA, HIVEP1, HPRT1, ICAM1, IDO1, IFNG IL4R, IL6 , IL15 , IL18R1 , IL23A, IRF1 , IRF8 , N FK B I I L E, - N 2 FK B I Z , P LAUR , PS M B 8, PS , R IPK2, SE R PIN B 2 , SE R PIN B 9, S O CS1, SOCS3, SQSTM1, STAT1 , STAT5A, TAP1, TAPBP, TNF, TNFAIP8, TNFRSF1B , TNFRSF9, TNFSF10, TRAF1, TRAF2, downregulated CEBPA , CXCR2 , F11R, LGALS3 (99) 6 3 NFκB co mp l ex Upregu l a t ed ATF3, B C L2 , B I R C3, B I R C5 , CC L3 , CC L4 , CC L8 , CC N B 2 5 , C D 2 6 9 2 , C D 80, C D 83, CD274, CDKN1A, CREM, CSF2, CXCL9, CXCL10 , CXCL11, FAS, GADD45B, GCH1, HIVEP1, ICAM1, ICOSLG , IDO1, IFNG, IL1A, IL1B, IL23A, IRF4, LTA, MYC, NAMPT, NFKB1, NFKBIA, NFKBIZ, SERPINE1 , SOCS1, SOCS3, STAT5A, TAP1, TNF, TNFAIP3 , TNFRSF9, TNFSF10, T R AF1, T R AF2, d o w n re g u l a te d M S H2 (48) Upr e 2 g u 3 l a t 6 ed ATF3, B C L2 , B I R C3, CC L3 , CCL C X C R 2 2 2 , CC R 7 , C D 40 , C D 69, C D 80, C D 83, CD274 , C D KN1A, CE B P B , C R E M , CS C L 2 , CXC L 3 , CXC L 5 , CXC L 8 , CXC L9, CXCL11, FAS, GADD45B, GCH1, HIVEP1, IC 1A, IL1B, IL6 , IL15 , IL23A, IRF1 , IRF4, LTA, LTB , MYC, NAMPT, NFKB1, NFKBIA, NFKBIE , NFKBIZ, PSMB9 , SERPINB2 , SOCS1, SOC S3, S TAT5 A , TAP1, TAP2 , T NF , T NFRS F 9 , T , T R AF1, T R AF2 (61) BCL6 IL1B Upregulated ATF3, BCL2, BIRC3, BTG2, CASP10, CCL3, CCL4, CD69, CD80, CD83, CD274, CEBPG, CSF2, CXCL9, CXCL10 , CXCL11, FAS, FOSL1, GADD45B, GCH1, HIF1A, ICAM1, N FK B 1, N FK B IA, N FK B I Z , NR 4A2, PS M B 8, PS M E2, R IPK2, S100A 1 I 0 N , S E B R P I 1 N B 6 9, SE R PINE 1 , ICOSLG , IDO1, IFNG, IL1A, IL1B, IL23A, IL4I1, IRF4, LIF, LTA, MIF, MYC, NAMPT, NFIL3, SOCS1, SOCS2, SOCS3, STAT3, STAT5B , TNF, TNFAIP3 , TNFRSF9, TNFSF10, VEGFA , downreg u l a t ed TH B D (57) Upregu l a t ed ATF 3 , B C L 2 , B I R C 3 , B T G 2 , CASP 1 C L 4 , CC L 2 0 , CC L 2 2 , CC R 7 , C D 40 , CD 40 LG , CD 69 , CD 80 , CD 83 , CD 274 , CEBPB, CEBPG , CSF 1 , CSF 2 , CXCL 1 , CXCL 2 , CXCL 3 , CXCL 5 , CXCL 8 , CXCL 9 , CXCL 11 , CYTIP , DPP 4 , FAS, FOSL 1 , G 6 PD , GADD 45 B, GCH 1 , HIF 1 A, ICAM 1 , IDO 1 , IF N G I , L IL 1 - A 2 , IL 1 B , IL 3 R A , IL 4 I 1 , IL 6 , IL 15 , IL 18 R 1 , IL 23 A, I R F 1 , I R F 4 , IS G 15 , LDL R , L IF, L TA, M IF, MYC, NAMPT, NFIL 3 , NFKB 1 , NFKBIA, NFKBIZ, PSMB 8 , PSMB 9 , PSME 2 , RIPK 2 , SERPINB 2 , SERPINB 9 , SOCS 1 , SOCS 2 , SOCS 3 , STAT 1 , STAT 3 , STAT 5 A, TNF, TNFRSF 9 , TNFSF 10 (75) IFNG Blo o d. 2005 Upregu l a t ed ATF3, B ID, CASP1 0 , CC L3 , CC L4 , CC L8, C D 80 , C D 83, C D 3 2 7 6 4, 9 C D KN1A, C LI C4, CREM, CSF2, CXCL9, CXCL10, CXCL11, EGR2, EGR3, FAS, FLT1 , GCH1, HIF1A, ICAM1, ICOSLG , IDO1, IFNG, IL1A, IL1B, IL23A, IRF4, IRF8, JAK3, LIF, LTA, MAP2K1 , MARCKSL1 , M IF, N A M PT, N FK B 1, N FK B IA, N FK B I Z , PIM2, PS M B 8, PS M E2, R IPK2, S100A 1 0 , SE R PIN B 9, SERPINE1 , SOCS1, SOCS2, SOCS3, SQSTM1, STAT3, TAP1, TAPBP, TNF, TNFRSF9, T N FSF 10 , V E G FA , downre g u l a t ed C LE C5A, L G A LS3 , TY RO B P (62) Mar 15;105(6):2428 - 35. Epub 2004 Nov 9. Upr e 4 g u 9 l a t 5 ed ATF3, B ID, CASP7 , CASP1 0 , CC L3 , CC L4 , CC L8 , CC L20 , CC L22 , CC R 1,C D 38 , C D 40, C D 40L G , C D 80, C D 83, C D 274, C D KN1A, CE B P , C LI C4, C R E M , CSF 1 , CSF2, CXC L1 , CXC L2 , CXC L3, CXCL8, CXCL9, CXCL11, DPP4 , FAS, GCH1, HIF1A, ICAM1, IDO1, IFNG, IL15 , IL18R1 , IL1A, IL1B, IL23A, IL3RA , IL6, IRF1, IR4, IRF8, ISG15 , JAK3, LAG3 , LAMP3 , LIF, LTA, LTB , MAFF , MIF, MX1, MX2, MYD88, NAMPT, NFKB1, NFKBIA, NFKBIZ, PIM2, PSMB8, PSMB9 , PSME2, RIPK2, SERPINB9, SOCS1, SOCS2, SOCS3 , SQSTM1, STAT1 , STAT3, TAP1, TAP2 , TAPBP, TNF, TNFRSF1B , g u l a t ed C LE C5A, C LE C7 A , C X C R4 , F11 R , FC GR 2 B , KL R K1 , NK cells th media t ed ly Saudemont at are activated by CXCL10 can kill dormant tumor cell sis and can express B7 - H1 that stimulates T cells. A 1 , Jouy N , Hetuin D , Quesnel B . s that resist CTL - , CCL20 , CCR7 , CD38 , CD40 , CD80, CD274, CSF2, CXCL2 , A, IL1B, IL6 , IL15 , IL23A, IRF1 , IRF8, MIF, MX1 , MYC, 2, SOCS1, SOCS3, TNF, TNFSF10, TRAF1 downregulated

INKMUNE IS A "PSEUDOKINE"

MOA - INKmune™ activates critical genes and pathways for enhanced NK function / survival

INB16 upregulates 522 genes distinct from IL2 – including CD70, CXCL10, Stat5

INB16 upregulates 1461 proteins distinct from IL15 – including TIMM29, USP20

Target cell lysis proteins
INB16 upregulates the same proteins as IL15



log2 protein fold change
2
0
-2
Untreated
IL-15
INB16
Treatment
S100A12
LTF
PGLYRP1
DEFA1
LYZ
ROMO1
H2BC12
DEFA3
DCD
RPL30
DEFA4
GNLY
RPS19
HMGN2
GAPDH

Mitochondrial survival proteins
INB16 upregulates significantly more than IL15



log2 protein fold change
2
1
0
Untreated
IL-15
INB16
Treatment
GATB
GATC
GFM2
HARS1
HARS2
LARS2
MRPL10
MRPL16
MRPL2
MRPL23
MRPL47
MRPL51
MRPL57
MRPS11
MRPS12
MRPS15
MRPS16
MRPS17
MRPS18A
MRPS18B
MRPS18C
MRPS2
MRPS21
MRPS24
MRPS34
MRPS6
MRPS7
NDUFA7
NOA1
PTCD3
QRSL1
RARS2

rNK LAK - 15 CIML - NK INKMUNE - NK TpNK proteomics Proteins significantly increased in TpNK cf CIML - NK

I N K M U N E E N H A N C E S N K M E T A B O L I S M & S U R V I V A L Rapid proliferation of NK cells ex - vivo leads to reduced mitochondrial fitness; decreased membrane potential and increased levels of mitochondrial reactive oxygen species (mtROS) Mitochondrial fitness has to be restored for the persistence of long - term NK cell function; this is achieved by mitophagy or the removal of damaged mitochondria • LARP1 (promoter of mitophagy) is upregulated by IL - 15 but not by INKmune • BNIP1 (promoter of mitochondrial fitness) is upregulated by INKmune but not by IL - 15 0 20 40 60 Relative OCR (pmoles/min) Basal Mitochondria Respirati 1 0 0 80 60 40 20 0 - 20 Relative OCR (pmoles/min) Maximal Mitochondria Respiration - 1 5 0 - 1 0 0 - 5 0 0 50 1 0 0 Relative OCR (pmoles/min) Spare respiratory capacity IL15 upregulated nutrient receptors = 1 SLC1A4 INKmune upregulated nutrient receptors = 37 SLC39A9, SLC30A9, SLC25A16, SLC1A5, SLC25A38, SLC2A1, SLC39A10, SLC5A3, SLC25A14, SLC16A3, SLC35B2, SLC27A4, SLC19A1, SLC25A33, SLC25A40, SLC37A4, SLC25A22, SLC37A4, SLC12A4, SLC6A6, SLC25A19, SLC16A3, SLC25A53, SLC17A5, SLC39A8, SLC29A1, SLC35A2, SLC7A6, SLC25A26, SLC30A1, SLC18B1, SLC6A6, SLC25A3, SLC25A53, SLC39A8, SLC9A6, SLC11A2, SLC35A2, SLC12A7, SLC25A29

INKmun e : a mult i - dimensional “ pseudokine ” rNK cells (green) added to resistant tumor cells INKmune primed NK cells added to resistant tumor cells Low force causes break of immune synapse and NK collect in clusters Increasing force fails to break immune synapse and NK remain bound to tumor cells TpNK lyse NK - resistant ovarian cancer cells IL15 primed NK NK - resistant ovarian cancer cells IL2 primed NK DO NOT lyse NK - resistant ovarian cancer cells 0 200 800 1000 0 2 0 4 0 6 0 8 0 100 400 600 rForce (pN) SK - OV - 3 (n=3) 5 min % NK Cells Bound r e s t i n g N K TpNK NK IL - 2 N K - I L - 1 5 High avidity predicts tumor killing Low avidity predicts lack of killing MoA #1 – INKmune increases avidity of NK cell binding to tumor cells Avidity of tumor cell binding by resting and primed NK cells 0 2 0 0 8 0 0 10 0 0 0 50 1 0 0 400 600 r Fo r c e [ p N ] % NK cells bound rNK 15min T i M L - N K 5 m i n T i M L - N K 1 0 m i n T i M L - N K 1 5 m i n Ci M L - N K 15 m i n 0 10 20 30 40 50 1 5 0 % NK Cells Bound (200pN)

16 I N K M U N E I S A “ P S E U D O K I N E ” MO A - I N K m un e Œ I n cr e a s es Avidity of N K Cell Bi ndi n g to Tu m or Cel l s 0.0 5.0 25 . 0 20 . 0 15 . 0 10 . 0 30 . 0 40 . 0 35 . 0 24 . 0 36 . 0 48 . 0 60.0 Time (hr Post - Treatment) 72 . 0 84 . 0 % Cytolysis rNK 20:1 TpNK 5:1 xCelligence in hypoxia Real - Time Cytolysis Plot NK added IN K mune added

A M U L T I - D I M E N S I O N A L “ P S E U D O K I N E ” MOA – INKmune Œ Differentiates Resting NK to “Memory - Like” NK Cells Cytokine cocktail (IL - 12/15/18) drives resting NK to memory - like NK ( S ci T ransl M e d 2016 ; Ro m ee ,F enhege r , e t al) 0 5000 10000 15000 NK G 2 C M e F I 0 10000 20000 30000 40000 NK G 2 D M e F I 0 10000 20000 30000 N KG2 A M e F I 0 20000 40000 60000 80000 CD9 4 M e F I 0 5000 10000 15000 20000 CD1 6 M e F I INKmune Generates Memory - like NK Cells equivalent to IL - 12, IL - 15 and IL - 18 17

INKmune infusions: D 1 7 th July D 8 14 th July D 15 21 st July All infusions well tolerated, no infusional AEs Episode of neutropenic sepsis ( Stenotrophomonas ) D29 BM 9% blasts RAD1 45% D100 BM 13% blasts RAD1 38% Las t f/u: Reduced transfusion requirements Fully active, regular exercise – ECOG 0 0 20 40 60 80 % Activated (CD69+) of total NK N K G2 D + NKp46+ C D 1 6 + 0 5 0 10 0 15 0 20 0 25 0 0 2 0 4 0 6 0 8 0 Concentration [pg/ml] Concentration [pg/ml] MIP - 1beta M I P - 1 a l ph a E o t a x i n TNF alpha 0 5 0 10 0 15 0 0 100 0 200 0 300 0 Concen t ra ti on [ pg / m l ] Concen t ra ti on [ pg / m l ] I L - 1 2 I L - 1 5 I L - 2 R I L - 8 D15 D43 D73 D119 D15 D43 D73 D119 6 0 4 0 2 0 0 8 0 100 In vitro Tumor Killing assay % s p ec i f i c l ys i s P B N K + K5 6 2 P B NK+R a j i 03/18 04/18 11/20 01/21 04/21 07/21 08/21 11/21 0 1 0 2 0 3 0 4 0 5 0 Laurel Subject 03 Da t e % R A D 1 c tDN A B l a s t s I N K m u n e x 3 Azac i t i dene x19 T u m o r - p r i m i n g i n v i v o MOA – IN K mune Œ gene r ates “Memo ry - Like” NK Ce l ls Patient 1 (trial #3) Trial entry April 2021 BM 17% blasts – ECOG 2

MIP-1alpha
MIP-1beta
Eotaxin
TNF alpha
Concentration [pg/ml]
Concentration [pg/ml]
Day 1
Day 8
Day 15
Day 29
Day 43
Day 73
Day 119


IL-8
IL-12
IL-15
IL-2R
Concentration [pg/ml]
Concentration [pg/ml]
Day 1
Day 8
Day 15
Day 29
Day 43
Day 73
Day 119


IFN-γ
TNF-α
MIP-1α
MIP-1β
RANTES
IL-2Rα
IL-1Rα
IL-1β
NK cell secretion (pg/ml)
medium
CTV-1
K562
IL-2
IL-12

C o n c l u s i o n s • NK interaction with some tumor cells provides priming signals which drive a type of ml - NK cell - TpNK • TpNK target hematological and solid tumors and can be generated from patient NK cells • TpNK are not inhibited by self MHC – akin to CIML - NK • TpNK show increased activity in extreme hypoxia and in presence of MDSC and Treg • TpNK proteome includes • Mitochondrial survival proteins • Nutrient receptors • Diapedesis - associated proteins • Cytokine secretion associated proteins • Lytic pathway associated proteins • Cell proliferation associated proteins • TpNK show enhanced metabolic profile comparable to CIML - ML but with resilience of spare capacity • In vivo administration of INKmune is safe and induces ml - NK in vivo , with systemic cytokine secretion akin to in vitro data and long term persistence of activated NK cells in vivo in 3 of 4 patients treated.

Acknowledgements Janet North Dr Ismail Bakhsh Dr May Sabry Dr Xenia Charalambous Aga Zubiak Helena Arellano Ballestero Dr Ben Weil Dr Rita Rego Carla Carvalho Simon Hood Prof Graham Pockley Dr Panagiotis Kottaridis Dr Maria Tsirogianni Dr Kim Orchard Dr Chris Dalley Dr Debbie Richardson Das Kushal Dr Dimitra Peppa Prof Maxine Tran